                                                                    EXHIBIT 10.6

                                                                  EXECUTION COPY

================================================================================

                      US COLLATERAL AND GUARANTY AGREEMENT

                         dated as of November 28, 2001,

                                      among

                           SALT HOLDINGS CORPORATION,

                          COMPASS MINERALS GROUP, INC.,

                            each other Subsidiary of
                            SALT HOLDINGS CORPORATION
                           listed on Schedule I hereto

                                       and

                              JPMORGAN CHASE BANK,

                               as Collateral Agent

                                   ----------

================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01.  Credit Agreement .....................................          1
SECTION 1.02.  Other Defined Terms ..................................          2

                                   ARTICLE II

                                    GUARANTY

SECTION 2.01.  Guaranty .............................................          7
SECTION 2.02.  Guaranty of Payment ..................................          7
SECTION 2.03.  No Limitations, Etc. .................................          8
SECTION 2.04.  Reinstatement ........................................          9
SECTION 2.05.  Agreement To Pay; Subrogation ........................          9
SECTION 2.06.  Information ..........................................          9

                                   ARTICLE III

                              PLEDGE OF SECURITIES

SECTION 3.01.  Pledge ...............................................         10
SECTION 3.02.  Delivery of the Pledged Collateral ...................         11
SECTION 3.03.  Representations, Warranties and Covenants ............         11
SECTION 3.04.  Certification of Limited Liability Company and Limited
               Partnership Interests ................................         13
SECTION 3.05.  Registration in Nominee Name; Denominations ..........         13
SECTION 3.06.  Voting Rights; Dividends and Interest, etc. ..........         13

                                   ARTICLE IV

                     SECURITY INTERESTS IN PERSONAL PROPERTY

SECTION 4.01.  Security Interest ....................................         16
SECTION 4.02.  Representations and Warranties .......................         17
SECTION 4.03.  Covenants ............................................         20
SECTION 4.04.  Other Actions ........................................         25
SECTION 4.05.  Covenants regarding Patent, Trademark and Copyright
               Collateral ...........................................         28
SECTION 4.06.  Lockbox System .......................................         30
SECTION 4.07.  Collections ..........................................         32

                                                                            Page
                                                                            ----
                                    ARTICLE V

                                    REMEDIES

SECTION 5.01.  Remedies upon Default....................................      32
SECTION 5.02.  Application of Proceeds..................................      35
SECTION 5.03.  Grant of License to Use Intellectual Property............      36
SECTION 5.04.  Securities Act, etc......................................      36

                                   ARTICLE VI

                    INDEMNITY, SUBROGATION AND SUBORDINATION

SECTION 6.01.  Indemnity and Subrogation................................      37
SECTION 6.02.  Contribution and Subrogation.............................      37
SECTION 6.03.  Subordination............................................      38

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01.  Notices..................................................      38
SECTION 7.02.  Security Interest Absolute...............................      38
SECTION 7.03.  Survival of Agreement....................................      39
SECTION 7.04.  Binding Effect; Several Agreement........................      39
SECTION 7.05.  Successors and Assigns...................................      40
SECTION 7.06.  Collateral Agent's Fees and Expenses; Indemnification ...      40
SECTION 7.07.  Collateral Agent Appointed Attorney-in-Fact..............      41
SECTION 7.08.  GOVERNING LAW............................................      42
SECTION 7.09.  Waivers; Amendment.......................................      42
SECTION 7.10.  WAIVER OF JURY TRIAL.....................................      43
SECTION 7.11.  Severability.............................................      43
SECTION 7.12.  Counterparts.............................................      44
SECTION 7.13.  Headings.................................................      44
SECTION 7.14.  Jurisdiction; Consent to Service of Process..............      44
SECTION 7.15.  Termination or Release...................................      45
SECTION 7.16.  Additional Subsidiaries..................................      46
SECTION 7.17.  Right of Setoff..........................................      46

EXHIBITS

SCHEDULES

Schedule I     Subsidiary Parties
Schedule II    Capital Stock; Debt Securities
Schedule III   U.S. Copyrights; Licenses; Patents; Trademark/Trade Names
Schedule IV    Excluded Assets
Schedule V     Excluded Letters of Credit

ANNEXES

Annex I        Supplement No. [  ] to the US Collateral and Guaranty Agreement
Annex II       Form of Perfection Certificate
Annex III      Form of Name Change Agreement
Annex IV       Lockbox Agreement

                         US COLLATERAL AND GUARANTY AGREEMENT dated as of
                    November 28, 2001, among SALT HOLDINGS CORPORATION, a Delaware corporation ("HOLDINGS"), COMPASS MINERALS GROUP,

                    INC., a Delaware corporation (the "US BORROWER"), each other Subsidiary of Holdings listed on Schedule I hereto (each such Subsidiary individually a "SUBSIDIARY PARTY") and

                    JPMORGAN CHASE BANK, a New York banking corporation ("CHASE"), as collateral agent (in such capacity, the

                    "COLLATERAL AGENT") for the Secured Parties (as defined below).

               Reference is made to the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Holdings, the US Borrower, Sifto Canada Inc., a company incorporated under the laws of the province of Ontario, Canada (the "CANADIAN BORROWER"), Salt Union Limited, a company incorporated under the laws of England and Wales (the "UK BORROWER" and, together with the Canadian Borrower, the "FOREIGN BORROWERS"; the Foreign Borrowers together with the US Borrower, the "BORROWERS"), the lenders from time to time party thereto (the "LENDERS"), Chase, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), J.P. Morgan Bank Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent. The Lenders have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Parties other than the Borrowers are affiliates of the Borrowers and each Borrower is an affiliate of each other Borrower. Holdings and the Subsidiary Parties other than the Borrowers will derive substantial benefits from the extensions of credit to the Borrowers and each of the Borrowers will derive substantial benefits from the extensions of credit to each of the other Borrowers, in each case pursuant to the Credit Agreement. Holdings and each of the Subsidiary Parties are willing to execute and deliver this Agreement in order to induce the Lenders to extend such credit. Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CREDIT AGREEMENT. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings specified in the Credit Agreement. All terms defined in the New York UCC (as defined herein) and not defined in this Agreement have the meanings specified in the New York UCC.

          (b) The rules of construction specified in Section 1.02 and Section
10.06 of the Credit Agreement also apply to this Agreement.

          SECTION 1.02. OTHER DEFINED TERMS. As used in this Agreement, the following terms have the meanings specified below:

          "ACCOUNT DEBTOR" means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

          "ASSIGNED CONTRACTS" has the meaning assigned to such term in the US Collateral Assignment.

          "COLLATERAL" means Security Agreement Collateral and Pledged
Collateral.

          "COLLATERAL AGENT" has the meaning assigned to such term in the preamble to this Agreement.

          "COLLECTION DEPOSIT ACCOUNT" means a lockbox account of a Grantor maintained for the benefit of the Secured Parties with the Collateral Agent or with a Sub-Agent pursuant to a Lockbox Agreement.

          "CONCENTRATION ACCOUNT" means the cash collateral account established at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, NY 10017, in the name of the Collateral Agent, Account No. [ ].

          "COPYRIGHT LICENSE" means any written agreement, now or hereafter in effect, granting any right to any third party under any copyright now or hereafter owned by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party, and all rights of such Grantor under any such agreement.

          "COPYRIGHTS" means all of the following: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office, including those listed on Schedule III.

          "CREDIT AGREEMENT" has the meaning assigned to such term in the preliminary statement of this Agreement.

          "CREDIT AGREEMENT OBLIGATIONS" means any Obligations other than obligations described in clauses (d) and (e) of the definition of the term "Obligations".

          "DOCUMENTS" means all instruments, files, records, ledger sheets and documents covering or relating to any of the Collateral.

          "EQUITY INTERESTS" means shares of capital stock, partnership, joint venture, member or limited liability or unlimited liability company interests, beneficial interests in a trust or other equity ownership interests in a Person of whatever nature and rights, warrants or options to acquire any of the foregoing.

          "FEDERAL SECURITIES LAWS" has the meaning assigned to such term in
Section 5.04.

          "FOREIGN OBLIGATIONS" has the meaning assigned to such term in the Foreign Guaranty.

          "GENERAL FUND ACCOUNT" means the general fund account established at the office of JPMorgan Chase Bank located at 270 Park Avenue, New York, NY 10017, in the name of the US Borrower, Account No. [ ].

          "GENERAL INTANGIBLES" means all choses in action and causes of action and all other intangible personal property of any Grantor of every kind and nature (other than Accounts), including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Interest Rate Protection Agreements, Other Hedging Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guaranty, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

          "GRANTORS" means Holdings, the US Borrower and the Subsidiary Parties.

          "GUARANTORS" means Holdings, the US Borrower and the Subsidiary
Parties.

          "INDEMNITEE" has the meaning assigned to such term in Section 7.06(b).

          "INSTRUMENT" has the meaning assigned to such term in Article 9 of the New York UCC.

          "INTELLECTUAL PROPERTY" means all intellectual and similar property of any Grantor of every kind and nature, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, trade secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing.

          "LICENSE" means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule III (other than those license agreements in existence on the date hereof and listed on Schedule IV).

          "LOCKBOX AGREEMENT" means a Lockbox Agreement substantially in the form of Annex IV, or any other form approved by the Collateral Agent, among a Grantor, the Collateral Agent and a Sub-Agent.

          "LOCKBOX SYSTEM" has the meaning assigned to such term in Section 4.06(a).

          "NEW YORK UCC" means the Uniform Commercial Code as from time to time in effect in the State of New York.

          "OBLIGATIONS" means (a) the due and punctual payment by each Borrower of (i) all amounts due in respect of B/As and the principal of, premium (if any) and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans and B/As, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of any Borrower to any of the Secured Parties under the Credit Agreement and each of the other Credit Documents, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of each Borrower under or pursuant to the Credit Agreement and each of the other Credit Documents, (c) the due and punctual payment and performance of all the obligations of each other Credit Party under or pursuant to this Agreement and each of the other Credit Documents, (d) the due and punctual payment and performance of all obligations of each Credit Party under each Interest Rate Protection Agreement and each Other Hedging Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Interest Rate Protection Agreement or Other Hedging Agreement, as applicable, is entered into and (e) the due and punctual payment and performance of all monetary obligations and other liabilities of each Credit Party to the Administrative Agent or any of its Affiliates in respect of overdrafts and related liabilities and obligations arising from or in connection with treasury, depositary or cash management services or in connection with any automated clearinghouse transfer of funds.

          "PATENT LICENSE" means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a patent, now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, is in existence, and all rights of any Grantor under any such agreement.

          "PATENTS" means all of the following: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof, and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office or any similar offices in any other country, including those listed on
Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

          "PERFECTION CERTIFICATE" means a certificate substantially in the form of Annex II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief financial officer and the chief legal officer of the US Borrower.

          "PLEDGED COLLATERAL" has the meaning assigned to such term in Section 3.01.

          "PLEDGED DEBT SECURITIES" has the meaning assigned to such term in
Section 3.01.

          "PLEDGED SECURITIES" means any promissory notes, stock certificates or other securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

          "PLEDGED STOCK" has the meaning assigned to such term in Section 3.01.

          "PLEDGORS" means Holdings, the US Borrower and the Subsidiary Parties.

          "PROCEEDS" has the meaning specified in Section 9-102 of the New York UCC.

          "SECURED PARTIES" means (a) the Lenders, (b) the Collateral Agent, (c) the Administrative Agent (and any Affiliate of the Administrative Agent to which any obligations described in clause (e) of the definition of the term "Obligations" is owed), (d) the Canadian Agent, (e) the UK Agent, (f) the Letter of Credit Issuer, (g) each counterparty to any Interest Rate Protection Agreement or Other Hedging Agreement with a Credit Party that either (i) is in effect on the Effective Date if such counterparty is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date if such counterparty is a Lender or an Affiliate of a Lender at the time such Interest Rate Protection Agreement or Other

Hedging Agreement, as applicable, is entered into, (h) the beneficiaries of each indemnification obligation undertaken by any Credit Party under any Credit Document and (i) the successors and assigns of each of the foregoing.

          "SECURITY AGREEMENT COLLATERAL" has the meaning assigned to such term in Section 4.01.

          "SECURITY INTEREST" has the meaning assigned to such term in Section 4.01.

          "SUB-AGENT" means a financial institution that has delivered to the Collateral Agent an executed Lockbox Agreement.

          "SUBSIDIARY PARTIES" means (a) the Subsidiaries of Holdings identified on Schedule I and (b) each other Subsidiary of Holdings that becomes a party to this Agreement as contemplated by Section 7.16.

          "TRADEMARK LICENSE" means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

          "TRADEMARKS" means all of the following: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office or any similar offices in any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

          "US COLLATERAL ASSIGNMENT" shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                                    GUARANTY

          SECTION 2.01. GUARANTY. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Obligations. Each of the Guarantors further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guaranty notwithstanding any extension or renewal of any Obligation. Each of the Guarantors waives presentment to, demand of payment from and protest to each of the Borrowers or any other Credit Party of any of the Obligations, and also waives notice of acceptance of its guaranty and notice of protest for nonpayment.

          SECTION 2.02. GUARANTY OF PAYMENT. Each of the Guarantors further agrees that its guaranty hereunder constitutes a guaranty of payment when due and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of any Borrower or any other Person.

          SECTION 2.03. NO LIMITATIONS, ETC. (a) Except for termination of a Guarantor's obligations hereunder as expressly provided in Section 7.15, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to enforce any right or remedy under the provisions of any Credit Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Credit Document or any other agreement, including with respect to any other Guarantor under this Agreement; (iii) the release of any security held by the Collateral Agent or any other Secured Party for the Obligations or any of them; (iv) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations). The taking and holding of security to the extent permitted by the Credit Agreement for the payment and performance of this Agreement and the other Obligations, the exchange, waiver or release of any or all such security (with or without consideration), the enforcement or application of such security and direction of the order and manner of any sale thereof in their sole discretion or the release or substitution of any one or more other guarantors or obligors upon or in respect of the Obligations will not affect the obligations of any Guarantor hereunder.

          (b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of any Borrower or any other Credit Party or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Borrower or any other Credit Party, other than the indefeasible payment in full in cash of all the Obligations. The Collateral Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with any Borrower or any other Credit Party or exercise any other right or remedy available to them against any Borrower or any other Credit Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against any Borrower or any other Credit Party, as the case may be, or any security.

          SECTION 2.04. REINSTATEMENT. Each of the Guarantors agrees that its guaranty hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the Collateral Agent or any other Secured Party upon the bankruptcy or reorganization of any Borrower, any other Credit Party or otherwise.

          SECTION 2.05. AGREEMENT TO PAY; SUBROGATION. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Borrower or any other Credit Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Parties in cash the amount of such unpaid Obligation. Upon payment by any Guarantor of any sums to the Collateral Agent as provided above, all rights of such Guarantor against any Borrower or any other Guarantor arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article VI.

          SECTION 2.06. INFORMATION. Each Guarantor assumes all responsibility for being and keeping itself informed of each Borrower's and each other Credit Party's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Collateral Agent or the other Secured Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

                                   ARTICLE III

                              PLEDGE OF SECURITIES

          SECTION 3.01. PLEDGE. As security for the payment or performance, as the case may be, in full of the Obligations, each Pledgor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests owned by it and listed on Schedule II and any other Equity Interests of the US Borrower or any Subsidiary of the US Borrower obtained in the future by such Pledgor and the certificates representing all such Equity Interests (the "PLEDGED STOCK"), PROVIDED that the Pledged Stock shall not include (i) more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary to secure the Obligations other than the Foreign Obligations and (ii) at the option of the Collateral Agent, the issued and outstanding Equity Interests of any Foreign Subsidiary of the US Borrower if such Pledgor assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in all of such Pledgor's right, title and interest to and under such Equity Interests pursuant to a Foreign Pledge Agreement entered into with the Collateral Agent that is in compliance with and is governed by the laws of the jurisdiction of organization of such Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of such Pledgor on Schedule II, (ii) any debt securities in the future issued to such Pledgor and (iii) the promissory notes and any other instruments evidencing such debt securities (the "PLEDGED DEBT SECURITIES"); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms hereof; (d) subject to Section 3.06, all payments of principal, premium (if any) or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a), (b) and (c) above; (e) subject to Section 3.06, all rights and privileges of such Pledgor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the "PLEDGED COLLATERAL").

          TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; SUBJECT, HOWEVER, to the termination provisions of Section 7.15 and the other terms, covenants and conditions hereinafter set forth (including in Section 3.06).

          SECTION 3.02. DELIVERY OF THE PLEDGED COLLATERAL. (a) Each Pledgor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities that have a value, individually, in excess of $250,000 or, in the aggregate for all Pledgors for all Pledged Collateral required to be delivered pursuant to this clause (a) and clause (b) of this
Section 3.02, in excess of $2,000,000 (but only to the extent of such excess).

          (b) Each Pledgor will cause any Indebtedness in a principal amount, individually, in excess of $250,000, and in the aggregate for all Pledgors for all Pledged Collateral required to be delivered pursuant to this clause (b) and clause (a) of this Section 3.02, in excess of $2,000,000 (but only to the extent of such excess) for borrowed money owed to such Pledgor by any Person to be evidenced by a duly executed promissory note that is pledged and delivered to the Collateral Agent pursuant to the terms hereof, PROVIDED, that no Pledgor shall be required pursuant to paragraph (a) of this Section 3.02 or this paragraph (b) to cause any Indebtedness of Holdings or any Subsidiary of Holdings for borrowed money to be evidenced by a promissory note, unless such Indebtedness remains outstanding for more than five Business Days.

          (c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; PROVIDED that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

          SECTION 3.03. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

          (a) Schedule II correctly sets forth the percentage of the issued and outstanding shares of each class of the Equity Interests of the issuer thereof represented by such Pledged Stock;

          (b) the Pledged Stock and Pledged Debt Securities have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable and (ii) in the case of Pledged Debt Securities, are legal, valid and binding obligations of the issuers thereof;

          (c) except for the security interests granted hereunder, each of the Pledgors (i) is and, subject to any transfers made in compliance with the Credit Agreement, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Pledgor, (ii) holds the same free and clear of all Liens (other than Liens described in clauses (a) and (e) of Section 7.03 of the Credit Agreement),
     (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement and Liens described in clauses (a) and (e) of Section 7.03 of the Credit Agreement, and transfers made in compliance with the Credit Agreement, and (iv) subject to Section 3.06, will cause any and all Pledged Collateral, whether for value paid by the Pledgor or otherwise, to be forthwith deposited with the Collateral Agent and pledged or assigned hereunder;

          (d) except for restrictions and limitations imposed by the Credit Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

          (e) each of the Pledgors (i) has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Liens described in clauses (a) and (e) of Section 7.03 of the Credit Agreement), however arising, of all Persons whomsoever;

          (f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

          (g) by virtue of the execution and delivery by the Pledgors of this Agreement, when any Pledged Securities are delivered to the Collateral Agent in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations; and

          (h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

          SECTION 3.04. CERTIFICATION OF LIMITED LIABILITY COMPANY AND LIMITED PARTNERSHIP INTERESTS. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be represented by a certificate, shall be a "security" within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC.

          SECTION 3.05. REGISTRATION IN NOMINEE NAME; DENOMINATIONS. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Pledgor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Collateral Agent shall, at any time that an Event of Default has occurred and is continuing, have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

          SECTION 3.06. VOTING RIGHTS; DIVIDENDS AND INTEREST, ETC. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Pledgors that their rights under this Section are being suspended:

          (i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreement and the other Credit Documents; PROVIDED that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement, the Credit Agreement or any other Credit Document, or the ability of the Secured Parties to exercise the same.

          (ii) The Collateral Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to such Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

          (iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, the other Credit Documents and applicable laws; PROVIDED that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Pledgors of the suspension of their rights under paragraph (a)(iii) of this Section 3.06, then all rights of any Pledgor to dividends, interest, principal or other distributions that such Pledgor is authorized to receive pursuant to paragraph
(a)(iii) of this Section 3.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Pledgor contrary to the provisions of this Section 3.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the applicable Pledgor or Pledgors have delivered to the Collateral Agent certificates to that effect, the Collateral Agent shall, within five Business Days after all such Events of Default have been cured or waived, repay to each Pledgor (without interest) all dividends, interest, principal or other distributions that such Pledgor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.06 and that remain in such account.

          (c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Pledgors of the suspension of their rights under paragraph (a)(i) of this Section 3.06, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; PROVIDED that, unless otherwise directed by the Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Pledgors to exercise such rights.

          (d) Any notice given by the Collateral Agent to the Pledgors suspending their rights under paragraph (a) of this Section 3.06 (i) may be given by telephone if confirmed in writing within two Business Days, (ii) may be given to one or more of the Pledgors at the same or different times and (iii) may suspend the rights of the Pledgors under paragraph (a)(i) or paragraph
(a)(iii) in part without suspending all such rights (as specified by the Collateral

Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent's rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

                                   ARTICLE IV

                     SECURITY INTERESTS IN PERSONAL PROPERTY

          SECTION 4.01. SECURITY INTEREST. (a) As security for the payment or performance, as the case may be, in full of the Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the "SECURITY INTEREST") in all right, title or interest in or to any and all the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "SECURITY

AGREEMENT COLLATERAL"):

          (i)    all Accounts;

          (ii)   all Chattel Paper;

          (iii)  all Deposit Accounts;

          (iv)   all Documents;

          (v)    all Equipment;

          (vi)   all General Intangibles;

          (vii)  all Instruments;

          (viii) all Inventory;

          (ix)   all Investment Property;

          (x)    all Letter-of-credit rights;

          (xi)   all Assigned Contracts;

          (xii) all books and records pertaining to the Security Agreement Collateral; and

          (xiii) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

PROVIDED, HOWEVER, that notwithstanding any of the other provisions set forth in this Article IV, this Agreement shall not constitute a grant of a security interest (A) in any asset listed on Schedule IV and (B) in any Security Agreement Collateral that on the Effective Date is not material or that is acquired after the Effective Date, in each case to the extent that such grant of a security interest is prohibited by applicable law, requires a consent not obtained of any Governmental Authority pursuant to applicable law, or is prohibited by, constitutes a breach or a default under, results in or would permit the termination of, or requires any consent (other than of any Grantor) not obtained under, any contract, license, agreement, instrument, indenture, permit or other document, in each case evidencing or giving rise to such Security Agreement Collateral or, in the case of any Investment Property, Equity Interests in any Joint Venture, or Pledged Debt Securities, any applicable shareholder or similar agreement, except to the extent that such requirement of law or the term in such contract, license, agreement, instrument, indenture, permit or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; PROVIDED further that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any receivable or any money or other amounts due or to become due under any such contract, license, agreement, instrument, indenture, permit or other document or in the Proceeds from the sale or disposition of any such contract, license, agreement, instrument, indenture, permit or other document.

     (b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (a) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor and (b) in the case of a financing statement filed as a fixture filing or covering Security Agreement Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Security Agreement Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

          The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country) such filings and other documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party.

          (c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Security Agreement Collateral.

          SECTION 4.02. REPRESENTATIONS AND WARRANTIES. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

          (a) each Grantor has good and valid rights in and title to the Security Agreement Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent the Security Interest in such Security Agreement Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained;

          (b)(i) the Perfection Certificate has been duly prepared, completed and executed and the information set forth therein, including the exact legal name of such Grantor, is correct and complete as of the Effective Date. Uniform Commercial Code financing statements (including fixture filings, as applicable) that have been fully executed or authenticated, as requested by the Collateral Agent, or other appropriate filings, recordings or registrations containing a description of the Security Agreement Collateral have been delivered to the Collateral Agent for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate, which are all the filings, recordings and registrations (other than filings required to be made in the United States Patent and Trademark Office and the United States Copyright Office in order to perfect the Security Interest in Security Agreement Collateral consisting of United States Patents, Trademarks and Copyrights) that are necessary as of the Effective Date to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Security Agreement Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements; and (ii) each Grantor represents and warrants that a fully executed agreement containing a description of all Security Agreement Collateral consisting of Intellectual Property with respect to United States Patents and United States registered Trademarks (and Trademarks for which United States registration applications are pending) and United States registered Copyrights has been delivered to the Collateral Agent for recording such Intellectual Property by the United States Patent and Trademark Office and the United States Copyright Office pursuant to 35 USC. (S) 261, 15 USC. (S) 1060 or 17 USC. (S) 205 and the regulations thereunder, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction and reasonably requested by the Collateral Agent, to protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Security Agreement Collateral consisting of such Intellectual Property in which a security interest may be perfected by recording with the United States Patent and Trademark Office and the United States Copyright Office and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary (other than such actions as are necessary to perfect the Security Interest with respect to any Security Agreement Collateral consisting of Patents, Trademarks and Copyrights (or registration or application for registration thereof) acquired or developed after the date hereof);

          (c) the Security Interest constitutes (i) a legal and valid security interest in all the Security Agreement Collateral securing the payment and performance of the Obligations, (ii) subject to the filings described in
     Section 4.02(b), a perfected security interest in all Security Agreement Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Security Agreement Collateral in which a security interest may be perfected upon the receipt and recording of Schedule III to this Agreement with the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and otherwise as may be required pursuant to the laws of any other necessary jurisdiction and reasonably requested by the Collateral Agent. The Security Interest is and shall be prior to any other Lien on any of the Security Agreement Collateral, other than Liens expressly permitted to be prior to the Security Interest pursuant to Section 7.03 of the Credit Agreement; and

          (d) the Security Agreement Collateral is owned by the Grantors free and clear of any Lien, except for Liens expressly permitted pursuant to
     Section 7.03 of the Credit Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Security Agreement Collateral, (ii) any assignment in which any Grantor assigns any Security Agreement Collateral or any security agreement or similar instrument covering any Security Agreement Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Security Agreement Collateral or any security agreement or similar instrument covering any Security Agreement Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to Section 7.03 of the Credit Agreement. None of the Grantors hold any commercial tort claim except as indicated on the Perfection Certificate.

          SECTION 4.03. COVENANTS. (a) Each Grantor agrees promptly to notify the Collateral Agent in writing of any change (i) in its corporate name (and in connection therewith agrees to enter into a Name Change Agreement substantially in the form of Annex III), (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Security Agreement Collateral owned by it or any office or facility at which Security Agreement Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in its identity or type of organization or corporate structure, (iv) in its Federal Taxpayer Identification Number or organizational identification number or (v) in its jurisdiction of organization. Each Grantor agrees to promptly provide the Collateral Agent with certified organizational documents reflecting any of the changes described in the preceding sentence. Each Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected first priority security interest in all the Security Agreement Collateral. Each Grantor agrees promptly to notify the Collateral Agent if any material portion of the Security Agreement Collateral owned or held by such Grantor is damaged or destroyed.

          (b) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Security Agreement Collateral owned by it as is consistent with its current practices and in accordance with reasonably prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Security Agreement Collateral, and, upon the occurrence and during the continuance of an Event of Default, at such time or times as the Collateral Agent may reasonably request, promptly to prepare and deliver to the Collateral Agent a duly certified schedule or schedules in form and detail satisfactory to the Collateral Agent showing the identity, amount and location of any and all Security Agreement Collateral.

          (c) Each Grantor shall, at its own expense, take any and all actions necessary and reasonable to defend title to the Security Agreement Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Security Agreement Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 7.03 of the Credit Agreement.

          (d) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Security Agreement Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

          Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; PROVIDED that any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Security Agreement Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Security Agreement Collateral. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Security Agreement Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Security Agreement Collateral.

          (e) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right during normal business hours and subject to Grantors' reasonable procedures, at the Grantors' own cost and expense, to inspect the Security Agreement Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the

Security Agreement Collateral is located, to discuss the Grantors' affairs with the officers of the Grantors and their independent accountants (but only in the presence of an officer of the US Borrower, PROVIDED that officers of the US Borrower are made available at reasonable times and locations) and to verify under reasonable procedures, in accordance with Section 6.02 of the Credit Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Security Agreement Collateral, including, in the case of Accounts or Security Agreement Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Security Agreement Collateral for the purpose of making such a verification. Subject to Section 10.14 of the Credit Agreement, the Collateral Agent shall have the right to share any information it gains from such inspection or verification with any Secured Party.

          (f) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Security Agreement Collateral and not permitted pursuant to Section 7.03 of the Credit Agreement, and may pay for the maintenance and preservation of the Security Agreement Collateral to the extent any Grantor fails to do so as required by the Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; PROVIDED that nothing in this Section 4.03(g) shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Credit Documents.

          (g) If at any time any Grantor shall take a security interest in any property that has a value, individually, in excess of $250,000 of an Account Debtor or any other Person to secure payment and performance of an Account, such Grantor shall promptly assign such security interest to the Collateral Agent (unless, in the case of any such property, such assignment is prohibited by any contract giving rise to such property or by applicable law, PROVIDED that (i) with respect to such contract in existence on the Effective Date, such Grantor has used reasonable efforts to remove any such prohibition, and (ii) with respect to such contract acquired after the Effective Date, such Grantor shall have used reasonable efforts to prevent the inclusion of any such prohibitions in any such contracts). Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

          (h) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Security Agreement Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

          (i) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Security Agreement Collateral or shall grant any other Lien in respect of the Security Agreement Collateral, except as expressly permitted by Section 7.03 of the Credit Agreement. None of the Grantors shall make or permit to be made any transfer of the Security Agreement Collateral and each Grantor shall remain at all times in possession of the Security Agreement Collateral owned by it, except that (i) Inventory may be sold in the ordinary course of business and (ii) unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Security Agreement Collateral (which notice may be given by telephone if confirmed in writing within 2 Business Days), the Grantors may use and dispose of the Security Agreement Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreement or any other Credit Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall not permit any Inventory to be in the possession or control of any warehouseman, bailee, agent or processor at any time after March 31, 2002 unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and the US Borrower shall have used commercially reasonable efforts to obtain from such warehouseman, bailee, agent or processor an acknowledgment in writing, in form and substance satisfactory to the Collateral Agent, that such warehouseman, bailee, agent or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, bailee, agent or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

          (j) None of the Grantors will, without the Collateral Agent's prior written consent, grant any extension of the time of payment of any Accounts included in the Security Agreement Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business and consistent with its current practices and in accordance with reasonably prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

          (k) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with Section 6.03 of the Credit Agreement. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Security Agreement Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this
Section 4.03(l), including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Obligations secured hereby.

          (l) Each Grantor shall maintain, in form and manner satisfactory to the Collateral Agent, its Chattel Paper and its books, records and documents evidencing or pertaining thereto with an appropriate reference to the fact that such Chattel Paper has been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

          SECTION 4.04. OTHER ACTIONS. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent's security interest in the Security Agreement Collateral, each Grantor agrees, in each case at such Grantor's own expense, to take the following actions with respect to the following Security Agreement
Collateral:

          (a) INSTRUMENTS AND TANGIBLE CHATTEL PAPER. If any Grantor shall at any time hold or acquire any Instruments or Tangible Chattel Paper that have a value, individually, in excess of $250,000 or, in the aggregate for all Grantors, in excess of $2,000,000 (but only to the extent of such excess), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

          (b) DEPOSIT ACCOUNTS. For each deposit account that any Grantor at any time opens or maintains in respect of deposits in excess of $500,000 for all accounts at such deposit bank, such Grantor shall, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause the depositary bank to agree to comply at any time with instructions from the Collateral Agent to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of such Grantor, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank with respect to the deposit account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such deposit account. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal rights from any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal would occur. The provisions of this paragraph shall not apply to (A) any deposit account for which any Grantor, the depositary bank and the Collateral Agent have entered into a cash collateral agreement specially negotiated among such Grantor, the depositary bank and the Collateral Agent for the specific purpose set forth therein and (B) deposit accounts for which the Collateral Agent is the depositary.

          (c) INVESTMENT PROPERTY. If any Grantor shall at any time hold or acquire any certificated securities with a value, individually, in excess of $500,000 or, in the aggregate for all Grantors for all Investment Property, in excess of $2,000,000 (but only to the extent of such excess), such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor with a value, individually, in excess of $500,000 or, in the aggregate for all Grantors for all Investment Property, in excess of $2,000,000 (but only to the extent of such excess) are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor that have a value, individually, in excess of $500,000 or, in the aggregate for all Grantors for all Investment Property, in excess of $2,000,000 (but only to the extent of such excess) are held by such Grantor or its nominee through a securities intermediary or commodity intermediary, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent's request and option, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (A) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Collateral Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Collateral Agent to such commodity intermediary, in each case without further consent of any Grantor or such nominee, or (B) in the case of Financial Assets or other Investment Property held through a securities intermediary, arrange for the Collateral Agent to become the entitlement holder with respect to such investment property, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw or otherwise deal with such investment property. The Collateral Agent agrees with each of the Grantors that the Collateral Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by any Grantor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this paragraph (c) shall not apply to any financial assets credited to a securities account for which the Collateral Agent is the securities intermediary.

          (d) ELECTRONIC CHATTEL PAPER AND TRANSFERABLE RECORDS. If any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record," as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in
     Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, in either case that have a value, individually, in excess of $500,000 or, in the aggregate for all Grantors, in excess of $2,000,000 (but only to the extent of such excess) such Grantor shall promptly notify the Collateral Agent thereof and, at the request of the Collateral Agent, shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control under UCC
     Section 9-105 of such electronic chattel paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The Collateral Agent agrees with such Grantor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent's loss of control, for the Grantor to make alterations to the electronic chattel paper or transferable record permitted under UCC Section 9-105 or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Grantor with respect to such electronic chattel paper or transferable record.

          (e) LETTER-OF-CREDIT RIGHTS. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of such Grantor that has a face amount, individually, in excess of $500,000 or, in the aggregate for all Grantors, in excess of $2,000,000 (but only to the extent of such excess)(other than any letter of credit in existence on the Effective Date and listed on Schedule V), such Grantor shall promptly notify the Collateral Agent thereof and, at the request and option of the Collateral Agent, such Grantor shall, pursuant to an agreement in form and substance satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of the letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are to be paid to the applicable Grantor unless an Event of Default has occurred or is continuing.

          (f) COMMERCIAL TORT CLAIMS. If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Collateral Agent thereof in a writing signed by such Grantor, including a summary description of such claim, and grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Collateral Agent.

          SECTION 4.05. COVENANTS REGARDING PATENT, TRADEMARK AND COPYRIGHT COLLATERAL. (a) Each Grantor agrees that it will not, and will not permit any of its licensees to, do any act, or omit to do any act, whereby any Patent that is material to the conduct of such Grantor's business may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary and sufficient to establish and preserve its maximum rights under applicable patent laws.

          (b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor's business, (1) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (2) maintain the quality of products and services offered under such Trademark, (3) display such Trademark with notice of Federal or foreign registration to the extent necessary and sufficient to establish and preserve its maximum rights under applicable law and (4) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

          (c) Each Grantor (either itself or through its licensees or its sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor's business, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary and sufficient to establish and preserve its maximum rights under applicable copyright laws.

          (d) Each Grantor shall notify the Collateral Agent immediately if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor's ownership of any Patent, Trademark or Copyright, its right to register the same, or its right to keep and maintain the same.

          (e) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for any Patent, Trademark or Copyright (or for the registration of any Trademark or Copyright) material to the conduct of such Grantor's business with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, unless it promptly informs the Collateral Agent thereof, and, upon request of the Collateral Agent, executes and delivers any and all agreements, instruments, documents and papers as the Collateral Agent may request to evidence the Collateral Agent's security interest in such Patent, Trademark or Copyright, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

          (f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, to maintain and pursue each application that is material to the conduct of any Grantor's business relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor's business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

          (g) In the event that any Grantor has reason to believe that any Security Agreement Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor's business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with such Grantor's good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Security Agreement Collateral.

          (h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor's right, title and interest thereunder to the Collateral Agent or its designee.

          SECTION 4.06. LOCKBOX SYSTEM. (a) Within 30 days after the occurrence and during the continuance of any Event of Default, the Grantors shall establish in the name of the Collateral Agent, and subject to the control of the Collateral Agent pursuant to the Lockbox Agreements, for the benefit of the Collateral Agent and the other Secured Parties, a system of lockboxes and related deposit accounts (the "LOCKBOX SYSTEM") with one or more financial institutions that are reasonably satisfactory to the

Collateral Agent into which the Proceeds of all Accounts, Inventory and Assigned Contracts shall be deposited and forwarded to the Collateral Agent in accordance with the Lockbox Agreements.

          (b) All Proceeds of Accounts, Inventory and Assigned Contracts that have been received on any Business Day through the Lockbox System will be transferred into the Concentration Account on such Business Day to the extent required by the applicable Lockbox Agreement. All Proceeds stemming from the sale of a substantial portion of the Security Agreement Collateral (other than Proceeds of Inventory and Accounts) that have been received by a Grantor on any Business Day will be transferred into the Concentration Account on such Business Day. All Proceeds received on any Business Day by the Collateral Agent pursuant to Section 4.07 will be transferred into the Concentration Account on such Business Day.

          (c) The Concentration Account is, and shall remain, under the sole dominion and control of the Collateral Agent. Each Grantor acknowledges and agrees that (i) such Grantor has no right of withdrawal from the Concentration Account, (ii) the funds on deposit in the Concentration Account shall continue to be collateral security for all of the Obligations and (iii) upon the occurrence and during the continuance of an Event of Default, at the Collateral Agent's election, the funds on deposit in the Concentration Account shall be applied as provided in Section 5.02.

          (d) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default (PROVIDED that the Lockbox System has been established pursuant to Section 4.06(a))(which notice may be given by telephone if confirmed in writing within two Business
Days), the Concentration Account will, without any further action on the part of any Grantor, the Collateral Agent or any Sub-Agent, convert into a closed lockbox account under the exclusive dominion and control of the Collateral Agent in which funds are held subject to the rights of the Collateral Agent hereunder. Each Grantor irrevocably authorizes the Collateral Agent to notify each Sub-Agent (i) of the occurrence of an Event of Default (PROVIDED that the Lockbox System has been established pursuant to Section 4.06(a)) and (ii) of the matters referred to in this paragraph (d). Following the occurrence of an Event of Default (PROVIDED that the Lockbox System has been established pursuant to Section 4.06(a)), the Collateral Agent may instruct each Sub-Agent to transfer immediately all funds held in each

Collection Deposit Account to the Concentration Account. Each Grantor hereby agrees to irrevocably direct each Sub-Agent to comply with the instructions of the Collateral Agent with respect to each Collection Deposit Account without further consent from the Grantor or any other Person.

          SECTION 4.07. COLLECTIONS. If the Lockbox System has been established pursuant to Section 4.06(a):

          (a) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor agrees (i) to notify and direct promptly each Account Debtor and every other Person obligated to make payments on Accounts, in respect of any Inventory or with respect to any Assigned Contracts to make all such payments directly to the Lockbox System established in accordance with Section 4.06, (ii) to use all reasonable efforts to cause each Account Debtor and every other Person identified in clause (i) above to make all payments with respect to Accounts, Inventory and Assigned Contracts directly to the Lockbox System and (iii) promptly to deposit all payments received by it on account of Accounts, Inventory and Assigned Contracts, whether in the form of cash, checks, notes, drafts, bills of exchange, money orders or otherwise, in the Lockbox System in precisely the form in which received (but with any endorsements of such Grantor necessary for deposit or collection), and until they are so deposited such payments shall be held in trust by such Grantor for and as the property of the Collateral Agent.

          (b) Effective upon notice to the Grantors from the Collateral Agent after the occurrence and during the continuance of an Event of Default, without the prior written consent of the Collateral Agent, no Grantor shall, in a manner adverse to the Lenders, change the general instructions given to Account Debtors in respect of payment on Accounts to be deposited in the Lockbox System. Until the Collateral Agent shall have advised the Grantors to the contrary, each Grantor shall, and the Collateral Agent hereby authorizes each Grantor to, enforce and collect all amounts owing on the Accounts, Inventory and Assigned Contracts, for the benefit and on behalf of the Collateral Agent and the other Secured Parties; PROVIDED, HOWEVER, that such privilege may at the option of the Collateral Agent be terminated upon the occurrence and during the continuance of any Event of Default.

                                    ARTICLE V

                                    REMEDIES

          SECTION 5.01. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, each Grantor and each Pledgor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Security Agreement Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Security Agreement Collateral by the applicable Grantors to the Collateral Agent, or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Security Agreement Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained), and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Security Agreement Collateral and without liability for trespass to enter any premises where the Security Agreement Collateral may be located for the purpose of taking possession of or removing the Security Agreement Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor and each Pledgor agrees that the Collateral Agent shall have the right, subject to the requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor or Pledgor, and the Grantors and Pledgors hereby waive (to the extent permitted by law) all rights of redemption, stay and appraisal that such Grantor or Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Collateral Agent shall give the applicable Grantors or Pledgors 10 days' written notice (which each Grantor or Pledgor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Security Agreement Collateral or Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor or Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor or Pledgor as a credit against the purchase price (in which case such claim shall be extinguished), and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor or Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor or Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

          SECTION 5.02. APPLICATION OF PROCEEDS. The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

          FIRST, to the payment of all costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Credit Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Credit Document on behalf of any Grantor or Pledgor and any other costs or expenses incurred by any Secured Party in connection with the exercise of any right or remedy hereunder or under any other Credit Document;

          SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

          THIRD, to the Grantors and Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

          SECTION 5.03. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY. For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Article at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent an irrevocable (unless and until this Agreement is terminated, in which case such license shall be revoked automatically without further action by either party and exercisable without payment of royalty or other compensation to the Grantors), nonexclusive license to use, license or sublicense any of the Security Agreement Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, except to the extent that the granting of such license would result in the permanent destruction of the validity or value of such Intellectual Property, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent shall be exercised, at the option of the Collateral Agent, upon the occurrence and during the continuation of an Event of Default; PROVIDED that any license, sublicense or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

          SECTION 5.04. SECURITIES ACT, ETC. In view of the position of the Pledgors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section
5.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

                                   ARTICLE VI

                    INDEMNITY, SUBROGATION AND SUBORDINATION

          SECTION 6.01. INDEMNITY AND SUBROGATION. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 6.03), each Borrower agrees that (a) in the event a payment shall be made by Holdings or any other Guarantor under this Agreement, each Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party, each Borrower shall indemnify Holdings or such other Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

          SECTION 6.02. CONTRIBUTION AND SUBROGATION. Holdings and each other Guarantor (a "CONTRIBUTING GUARANTOR") agrees (subject to Section 6.03) that, in the event a payment shall be made by Holdings or any other Guarantor hereunder or assets of Holdings or any other Guarantor shall be sold pursuant to any Security Document to satisfy a claim of any Secured Party and Holdings or such other Guarantor (the "CLAIMING GUARANTOR") shall not have been fully indemnified by the Borrowers as provided in Section 6.01, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 7.16, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 6.02 shall be subrogated to the rights of such Claiming Guarantor under Section 6.01 to the extent of such payment.

          SECTION 6.03. SUBORDINATION. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 6.01 and
6.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower, Holdings or any other Guarantor to make the payments required by Sections 6.01 and 6.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

                                   ARTICLE VII

                                  MISCELLANEOUS

          SECTION 7.01. NOTICES. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.03 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Party shall be given to it in care of the US Borrower as provided in Section 10.03 of the Credit Agreement.

          SECTION 7.02. SECURITY INTEREST ABSOLUTE. All rights of the Collateral Agent hereunder, the Security Interest, the security interest in the Pledged Collateral and all obligations of each Grantor and Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Credit Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guaranty, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or Pledgor in respect of the Obligations or this Agreement.

          SECTION 7.03. SURVIVAL OF AGREEMENT. All covenants, agreements, representations and warranties made by the Credit Parties in the Credit Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Credit Document shall be considered to have been relied upon by the other parties hereto and shall survive (except as otherwise provided in the applicable Credit Documents) the execution and delivery of the Credit Documents and the making of any Loans, acceptance and purchase of any B/As and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Collateral Agent, any other Agent, the Letter of Credit Issuer or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect (except as otherwise provided in the applicable Credit Document) as long as the principal of, premium (if any) or any accrued interest on any Loan or B/A or any fee or any other amount payable under the Credit Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated.

          SECTION 7.04. BINDING EFFECT; SEVERAL AGREEMENT. This Agreement shall become effective as to any Credit Party when a counterpart hereof executed on behalf of such Credit Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Credit Party and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Credit Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Credit Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Credit Party and may be amended, modified, supplemented, waived or released with respect to any Credit Party without the approval of any other Credit Party and without affecting the obligations of any other Credit Party hereunder.

          SECTION 7.05. SUCCESSORS AND ASSIGNS. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor, any Pledgor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

          SECTION 7.06. COLLATERAL AGENT'S FEES AND EXPENSES; INDEMNIFICATION.
(a) Each Grantor and each Pledgor jointly and severally agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement (including the customary fees and charges of the Collateral Agent for any audits conducted by it or on its behalf with respect to the Accounts or Inventory), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral,
(iii) the exercise, enforcement or
protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of any Grantor or Pledgor to perform or observe any of the provisions hereof.

          (b) Without limitation of its indemnification obligations under the other Credit Documents and without duplication of any amounts paid pursuant to clause (a) of this Section 7.06, each Grantor and each Pledgor jointly and severally agrees to indemnify the Collateral Agent, each other Agent, each Letter of Credit Issuer and each Lender and their respective officers, directors, employees, representatives, trustees, affiliates and agents (each, an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; PROVIDED that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

          (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.06 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Credit Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Credit Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.06 shall be payable on written demand therefor.

          SECTION 7.07. COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor and each Pledgor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor or Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable (unless and until this Agreement is terminated, in which case such power-of-attorney shall be revoked automatically without further action by any party) and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent's name or in the name of such Grantor or Pledgor (a) in the case of a Grantor (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Security Agreement Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Security Agreement Collateral; (iii) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Security Agreement Collateral; (iv) to send verifications of Accounts to any Account Debtor; (v) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Security Agreement Collateral or to enforce any rights in respect of any Security Agreement Collateral; (vi) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Security Agreement Collateral; (vii) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (viii) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Security Agreement Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Security Agreement Collateral for all purposes; and (b) in the case of a Pledgor (i) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (ii) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge of the same; (iii) to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto; and (iv) to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; PROVIDED that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor or Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

          SECTION 7.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7.09. WAIVERS; AMENDMENT. (a) No failure or delay by the Collateral Agent, any other Agent, the Letter of Credit Issuer or any other Secured Party in exercising any right or power hereunder or under any other Credit Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, each other Agent, the Letter of Credit Issuer and the other Secured Parties hereunder and under the other Credit Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Credit Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the acceptance and purchase of a B/A or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Collateral Agent, any other Agent, any Lender or the Letter of Credit Issuer may have had notice or knowledge of such Default at the time.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Credit Party or Credit Parties with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.04 of the Credit Agreement.

          SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN

ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER CREDIT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 7.11. SEVERABILITY. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 7.12. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute a single contract (subject to Section 7.04), and shall become effective as provided in Section 7.04. Delivery of an executed signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

          SECTION 7.13. HEADINGS. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 7.14. JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) Each of the Credit Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Credit Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Credit Document shall affect any right that the Collateral Agent, any other Agent, the Letter of Credit Issuer or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Credit Document against Holdings, any of the Borrowers, any other Grantor or Pledgor or any of their properties in the courts of any jurisdiction.

          (b) Each of the Credit Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Credit Document in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (c) Each Grantor and each Pledgor irrevocably consents to service of process in the manner provided for notices in Section 10.07 of the Credit Agreement. Nothing in this Agreement or any other Credit Document will affect the right of any Secured Party to serve process in any other manner permitted by law.

          SECTION 7.15. TERMINATION OR RELEASE. (a) This Agreement, the Guaranties hereunder, the Security Interest and all other security interests granted hereby shall terminate when all the Credit Agreement Obligations have been indefeasibly paid in full in cash and the Lenders have no further commitment to lend or purchase and accept B/As under the Credit Agreement, the LC Exposure has been reduced to zero and the Letter of Credit Issuer has no further obligations to issue Letters of Credit under the Credit Agreement.

          (b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released (i) upon the designation by the US Borrower of such Subsidiary Party as an Unrestricted Subsidiary, PROVIDED that such designation was permitted by the Credit Agreement, and (ii) in the event that all the capital stock of such Subsidiary Party shall be sold, transferred or otherwise disposed of to a Person that is not Holdings or a Subsidiary Party in accordance with the terms of the Credit Agreement, PROVIDED that the Required Lenders shall have consented to such sale, transfer or other disposition (to the extent required by the Credit Agreement) and the terms of such consent did not provide otherwise.

          (c) Upon any sale or other transfer by any Grantor or Pledgor of any Collateral that is permitted under the Credit Agreement to any Person that is not Holdings or any Subsidiary Party in accordance with the terms of the Credit Agreement, or upon the effectiveness of any written consent to the release of the Security Interest granted hereby in any Collateral pursuant to Section 10.04 of the Credit Agreement, the Security Interest in such Collateral shall be automatically released.

          (d) In connection with any termination or release pursuant to paragraph (a), (b), or (c) of this Section 7.15, the Collateral Agent shall execute and deliver to any Grantor or Pledgor, as the case may be, at such Grantor's or Pledgor's expense, all documents that such Grantor or Pledgor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

          SECTION 7.16. ADDITIONAL SUBSIDIARIES. Pursuant to Section 6.11 of the Credit Agreement, each Domestic Subsidiary of the US Borrower that was not in existence or not a Domestic Subsidiary of the US Borrower on the date of the Credit Agreement is required to enter into this Agreement (a) as a Guarantor,
(b) as a Grantor and (c) as a Pledgor. Upon execution and delivery by the Collateral Agent and a Subsidiary of the US Borrower of an instrument in the form of Annex I, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of Holdings or any Subsidiary Party hereunder. The rights and obligations of Holdings and each Subsidiary Party hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Party as a party to this Agreement.

          SECTION 7.17. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, each Secured Party and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Secured Party or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this Agreement held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff) that such Secured Party may have.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                   SALT HOLDINGS CORPORATION,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   COMPASS MINERALS GROUP, INC.,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   CAREY SALT COMPANY,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   GREAT SALT LAKE MINERALS CORPORATION,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   GSL CORPORATION,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   NAMSCO INC.,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   NORTH AMERICAN SALT COMPANY,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                   JPMORGAN CHASE BANK, as
                                   Collateral Agent,

                                        by
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                      Schedule I
                                                            to the US Collateral
                                                          and Guaranty Agreement

                               SUBSIDIARY PARTIES

Carey Salt Company

Great Salt Lake Minerals Corporation

GSL Corporation

NAMSCO Inc.

North American Salt Company

                                                                     Schedule II
                                                            to the US Collateral
                                                          and Guaranty Agreement

                                  CAPITAL STOCK

                                                        Number and
                                                          Class           Percentage
                      Number of         Registered       of Equity        of Equity
     Issuer          Certificate           Owner         Interests        Interests
     ------          -----------        ----------      ----------        ----------


                                 DEBT SECURITIES

                     Principal
     Issuer            Amount           Date of Note      Maturity Date
     ------          ---------          ------------      -------------


                                 OTHER PROPERTY

                                                                    Schedule III
                                                            to the US Collateral
                                                          and Guaranty Agreement

                   [Schedule provided by Latham & Watkins NY]

                                                                     Schedule IV
                                                            to the US Collateral
                                                          and Guaranty Agreement

                                 EXCLUDED ASSETS

     None.

                                                                      Schedule V
                                                            to the US Collateral
                                                          and Guaranty Agreement

                        EXCLUDED LETTER OF CREDIT RIGHTS

                                                                  Annex I to the
                                                               US Collateral and
                                                              Guaranty Agreement

                    SUPPLEMENT NO. __ dated as of         , to the US Collateral
               and Guaranty Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "US COLLATERAL AND GUARANTY AGREEMENT"), among SALT HOLDINGS CORPORATION, a Delaware corporation ("HOLDINGS"), COMPASS MINERALS GROUP, INC., a Delaware corporation (the "US BORROWER"), each other Subsidiary of Holdings listed on Schedule I thereto (each such Subsidiary individually a "SUBSIDIARY PARTY") and JPMORGAN CHASE BANK, a New York banking corporation ("CHASE"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (as defined therein).

          A. Reference is made to the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Holdings, the US Borrower, Sifto Canada Inc., a company incorporated under the laws of the province of Ontario, Canada, Salt Union Limited, a company incorporated under the laws of England and Wales, the lenders from time to time party thereto (the "LENDERS"), Chase, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), J.P. Morgan Bank Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent.

          B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the US Collateral and Guaranty Agreement the Credit Agreement.

          C. The Grantors have entered into the US Collateral and Guaranty Agreement in order to induce the Lenders to make Loans and accept and purchase B/As and the Letter of Credit Issuer to issue Letters of Credit. Section 7.16 of the US Collateral and Guaranty Agreement provides that additional Subsidiaries of the US Borrower may become Grantors, Pledgors and Guarantors under the US Collateral and Guaranty Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the US Borrower (the "NEW SUBSIDIARY PARTY") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor, Pledgor and Guarantor under the US Collateral and Guaranty Agreement in order to induce the Lenders to make additional Loans and accept and purchase additional B/As and the Letter of Credit Issuer to issue additional Letters of Credit and as consideration for Loans previously made and B/As previously accepted and purchased and Letters of Credit previously issued.

          Accordingly, the Collateral Agent and the New Subsidiary Party agree as follows:

          SECTION 1. In accordance with Section 7.16 of the US Collateral and Guaranty Agreement, the New Subsidiary Party by its signature below becomes a Grantor, Pledgor and Guarantor under the US Collateral and Guaranty Agreement with the same force and effect as if originally named therein as a Grantor, Pledgor and Guarantor and the New Subsidiary Party hereby (a) agrees to all the terms and provisions of the US Collateral and Guaranty Agreement applicable to it as a Grantor, Pledgor and Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor, Pledgor and Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, the New Subsidiary Party, as security for the payment and performance in full of the Obligations (as defined in the US Collateral and Guaranty Agreement), does hereby create and grant to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary Party's right, title and interest in and to the Collateral (as defined in the US Collateral and Guaranty Agreement) of the New Subsidiary Party. Each reference to a "Grantor," "Pledgor" and "Guarantor" in the US Collateral and Guaranty Agreement shall be deemed to include the New Subsidiary Party. The US Collateral and Guaranty Agreement is hereby incorporated herein by reference.

          SECTION 2. The New Subsidiary Party represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Party and the Collateral Agent. Delivery of an executed signature page to this Supplement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

          SECTION 4. The New Subsidiary Party hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the location of any and all Collateral of the New Subsidiary Party, (b) set forth on Schedule II attached hereto is a true and correct schedule of all the Pledged Securities of the New Subsidiary Party and (c) set forth under its signature hereto, is the true and correct location of the chief executive office of the New Subsidiary Party and its jurisdiction of formation.

          SECTION 5. Except as expressly supplemented hereby, the US Collateral and Guaranty Agreement shall remain in full force and effect.

          SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the US Collateral and Guaranty Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the US Collateral and Guaranty Agreement. All communications and notices hereunder to the New Subsidiary Party shall be given to it in care of the US Borrower as provided in Section 10.03 of the Credit Agreement.

          SECTION 9. The New Subsidiary Party agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent.

          IN WITNESS WHEREOF, the New Subsidiary Party and the Collateral Agent have duly executed this Supplement to the US Collateral and Guaranty Agreement as of the day and year first above written.

                                     [Name Of New Subsidiary Party],

                                        by
                                           -------------------------------------
                                           Name:
                                           Title:
                                           Address:


                                     JPMORGAN CHASE BANK, as Collateral Agent,

                                        by
                                           -------------------------------------
                                           Name:
                                           Title:

                                                                   Schedule I to
                                                               Supplement No. __
                                                            to the US Collateral
                                                          and Guaranty Agreement

                    LOCATION OF SECURITY AGREEMENT COLLATERAL

                        Location                Description
                        --------                -----------


                                                                  Schedule II to
                                                               Supplement No. __
                                                            to the US Collateral
                                                          and Guaranty Agreement

                               PLEDGED COLLATERAL

                                  CAPITAL STOCK

                                                                 Number and
                        Number of           Registered            Class of     Percentage
        Issuer         Certificate             Owner               Shares       of Shares
        ------         -----------          ----------           ----------    ----------


                                 DEBT SECURITIES

                            Principal
        Issuer                Amount              Date of Note              Maturity Date
        ------              ---------             ------------              -------------


                             OTHER PROPERTY

                                                                        Annex II
                                                            to the US Collateral
                                                          and Guaranty Agreement

                                    [Form of]
                             PERFECTION CERTIFICATE

     Reference is made to (a) the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Salt Holdings Corporation ("HOLDINGS"), Compass Minerals Group, Inc. (the "US BORROWER"), Sifto Canada Inc. (the "CANADIAN BORROWER"), Salt Union Limited (the "UK BORROWER"), the lenders from time to time party thereto and JPMorgan Chase Bank, as Administrative Agent, J.P. Morgan Bank Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent and (b) the US Collateral and Guaranty Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "US COLLATERAL AND GUARANTY AGREEMENT"), among Holdings, the US Borrower, each Subsidiary of Holdings identified therein and JPMorgan Chase Bank, as Collateral Agent for the Secured Parties. Capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement or the US Collateral and Guaranty Agreement, as applicable.

     The undersigned, an officer of the US Borrower, hereby certifies to the Collateral Agent and each other Secured Party as follows:

     1. NAMES. (a) The exact corporate name of each Grantor, as such name appears in its respective certificate of incorporation, is as follows:

     (b) Set forth below is each other corporate name each Grantor has had in the past five years, together with the date of the relevant change:

     (c) Except as set forth below, no Grantor has changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include the information required by Sections 1 and 2 of this certificate as to each acquired or constituent party to a merger or consolidation.

     (d) The following is a list of all other names (including trade names or similar appellations) used by each Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

     (e) Set forth below is the organizational number of each Grantor that is a registered organization:

     (f) Set forth below is the Federal Taxpayer Identification Number of each
Grantor:

     (g) Set forth below is the corporate name, the organizational number and the Federal Taxpayer Identification Number of each Subsidiary of Holdings other than the Grantors that is subject to US Federal income taxation on its worldwide income:

     2. CURRENT LOCATIONS. (a) The chief executive office of each Grantor is located at the address set forth opposite its name below:

      Grantor            Mailing Address          County                State
      -------            ---------------          ------                -----


    (b) Set forth below opposite the name of each Grantor are all locations where such Grantor maintains any books or records relating to any Accounts (with each location at which chattel paper, if any, is kept being indicated by an "*"):

      Grantor            Mailing Address          County                State
      -------            ---------------          ------                -----


    (c) The jurisdiction of formation of each Grantor that is a registered organization is set forth opposite its name below:

                    Grantor                     Jurisdiction


    (d) Set forth below opposite the name of each Grantor are all the locations where such Grantor maintains any Equipment or other Collateral not identified above:

      Grantor            Mailing Address          County                State
      -------            ---------------          ------                -----


     (e) Set forth below opposite the name of each Grantor are all the places of business of such Grantor not identified in paragraph (a), (b), (c) or (d) above:

      Grantor            Mailing Address          County                State
      -------            ---------------          ------                -----


     (f) Set forth below opposite the name of each Grantor are the names and addresses of all Persons other than such Grantor that have possession of any of the Collateral of such Grantor:

      Grantor            Mailing Address          County                State
      -------            ---------------          ------                -----


     3. UNUSUAL TRANSACTIONS. All Accounts have been originated by the Grantors and all Inventory has been acquired by the Grantors in the ordinary course of business.

     4. FILE SEARCH REPORTS. File search reports have been obtained from each Uniform Commercial Code filing office identified with respect to such Grantor in
Section 2 hereof, and such search reports reflect no liens against any of the Collateral other than those permitted under the Credit Agreement.

     5. UCC FILINGS. Duly authenticated financing statements on Form UCC-1 are in substantially the form of Exhibit E hereto.

     6. SCHEDULE OF FILINGS. Attached hereto as Exhibit F is a schedule setting forth, with respect to the filings described in Section 5 above, each UCC-1 filing and the filing office in which such filing is to be made.

     7. FILING FEES. All filing fees and taxes payable in connection with the filings described in Section 5 above have been paid.

     8.  STOCK OWNERSHIP AND OTHER EQUITY INTERESTS. Attached hereto as
Exhibit H is a true and correct list of all the issued and outstanding stock, partnership interests, limited liability company membership interests or other equity interests of Holdings and each Subsidiary of Holdings and the record and beneficial owners of such stock, partnership interests, membership interests or other equity interests. Also set forth on Exhibit H is each equity investment of Holdings or any Subsidiary of Holdings that represents 50% or less of the equity of the entity in which such investment was made.

     9. DEBT INSTRUMENTS. Attached hereto as Exhibit I is a true and correct list of all instruments, including any promissory notes, and other evidence of indebtedness held by Holdings and each Subsidiary of Holdings that are required to be pledged under the US Collateral and Guaranty Agreement, including all intercompany notes between Holdings and each Subsidiary of Holdings and each Subsidiary of Holdings and each other such Subsidiary.

     10. ADVANCES. Attached hereto as Exhibit J is (a) a true and correct list of all advances made by Holdings to any Subsidiary of Holdings or made by any Subsidiary of Holdings to Holdings or any other Subsidiary of Holdings (other than those identified on Exhibit I), which advances will be on and after the date hereof evidenced by one or more intercompany notes pledged to the Collateral Agent under the US Collateral and Guaranty Agreement, and (b) a true and correct list of all unpaid intercompany transfers of goods sold and delivered by or to Holdings or any Subsidiary of Holdings.

     11. MORTGAGE FILINGS. Attached hereto as Exhibit K is a schedule setting forth, with respect to each Mortgaged Property, (a) the exact name of the Person that owns such property as such name appears in its certificate of incorporation or other organizational document, (b) if different from the name identified pursuant to clause (a), the exact name of the current record owner of such property reflected in the records of the filing office for such property identified pursuant to the following clause and (c) the filing office in which a Mortgage with respect to such property must be filed or recorded in order for the Collateral Agent to obtain a perfected security interest therein.

     12. INTELLECTUAL PROPERTY. Attached hereto as Exhibit L in proper form for filing with the United States Patent and Trademark Office is a schedule setting forth all of each Grantor's Patents, Patent Licenses, Trademarks and Trademarks Licenses, including the name of the registered owner, the registration number and the expiration date of each Patent, Patent License, Trademark and Trademark License owned by any Grantor. Also attached hereto as Exhibit L in proper form for filing with the United States Copyright Office is a schedule setting forth all of each Grantor's Copyrights and Copyright Licenses, including the name of the registered owner, the registration number and the expiration date of each Copyright or Copyright License owned by any Grantor.

     13. COMMERCIAL TORT CLAIMS. No commercial tort claims are held by any Grantor.

     IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this 28th day of November, 2001.

                                         COMPASS MINERALS GROUP, INC.,

                                         by
                                            --------------------------------
                                            Name:
                                            Title: [officer]

                                                                       Annex III
                                                            to the US Collateral
                                                          and Guaranty Agreement

                                    [Form of]
                              NAME CHANGE AGREEMENT

                                Re: [US Borrower]

     Reference is made to the Credit Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Salt Holdings Corporation, Compass Minerals Group, Inc. (the "US BORROWER"), Sifto Canada Inc., Salt Union Limited, the Lenders from time to time party thereto, JPMorgan Chase Bank, as Administrative Agent, J.P. Morgan Bank Canada, as Canadian Agent, and Chase Manhattan International Limited, as UK Agent. All capitalized terms used but not defined herein have the meanings assigned in the Credit Agreement.

     This will advise you in accordance with Section 4.03 of the US Collateral
and Guaranty Agreement that [      ] (the "SUBSIDIARY") will change its name
effective as of [date must be at least 30 days following this notice].

     The Subsidiary hereby reaffirms its obligations as Grantor, Pledgor and Guarantor under the US Collateral and Guaranty Agreement and (i) [the US Borrower] [PARENT OF SUBSIDIARY] (the "PARENT") hereby reaffirms its pledge of all the Pledged Collateral in the Subsidiary under the US Collateral and Guaranty Agreement and (ii) [the US Borrower] hereby reaffirms its pledge of the Intercompany Note evidencing Indebtedness owed by the Subsidiary under the US Collateral and Guaranty Agreement.

     Each of the undersigned hereby confirms to you that all the information set forth in the Perfection Certificate most recently delivered by the US Borrower under the Credit Agreement with respect to the Subsidiary continues to be complete and accurate, other than the name thereof, which will change as set
forth above [and except that [     ]], and the Perfection Certificate is hereby
deemed amended to reflect the foregoing changes.

          Enclosed herewith are the following:

          (a) [a] replacement stock certificate[s] representing all the Pledged Collateral in the

     Subsidiary, together with [an] undated executed stock power[s] executed in blank;

          (b) UCC amendments reflecting the name change for every filing office requiring a filing, as reflected in the Perfection Certificate;

          (c) [Describe intellectual property filings required in connection with items whose registrations have been changed;]

          [Describe any other UCC filings or other materials delivered in connection with the name change.]

          [Discuss whether an opinion under the US Collateral and Guaranty Agreement is appropriate or necessary under these particular circumstances.]

          If you have any questions about the foregoing, please call
[          ] at [         ].


                                                     [US Borrower]

                                                     by
                                                        ----------------------
                                                        Name:
                                                        Title:

                                                     [SUBSIDIARY]

                                                     by
                                                        ----------------------
                                                        Name:
                                                        Title:

                                                     [PARENT]

                                                     by
                                                        ----------------------
                                                        Name:
                                                        Title:

                                                     by
                                                        ----------------------
                                                        Name:
                                                        Title:

                                                                        Annex IV
                                                            to the US Collateral
                                                          and Guaranty Agreement

                    LOCKBOX AGREEMENT dated as of [     ], among [Name of
                    Grantor] (the "GRANTOR"), JPMORGAN CHASE BANK, a New York banking corporation ("CHASE"), as collateral agent (in such capacity, the "COLLATERAL AGENT") for the Secured Parties (such term and each other capitalized terms used but not defined herein have the meaning given to them in the US Collateral and Guaranty Agreement referred to below) and
                    [     ], a [     ] banking corporation (the "SUB-AGENT").

          A. The Grantor and the Collateral Agent are parties to a US Collateral and Guaranty Agreement dated as of November 28, 2001 (as amended, supplemented, waived or otherwise modified from time to time, the "US COLLATERAL AND GUARANTY AGREEMENT"). Pursuant to the terms of the US Collateral and Guaranty Agreement, the Grantor has granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in its Accounts and other Collateral (including Inventory, cash, cash accounts and Proceeds) to secure the payment and performance of the Obligations and has irrevocably appointed the Collateral Agent as its agent to collect amounts due in respect of Accounts, Inventory and Assigned Contracts.

          B. The Sub-Agent has agreed to act as collection sub-agent of the Collateral Agent to receive and forward payments with respect to the Accounts, Inventory and Assigned Contracts on the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, the parties hereto agree as follows:

          1. The Collateral Agent hereby appoints the Sub-Agent as its collection sub-agent under the US Collateral and Guaranty Agreement and authorizes the Sub-Agent, on the terms and subject to the conditions set forth herein, to receive payments in respect of Collateral consisting of Accounts, Inventory and Assigned Contracts.

          2.  The Sub-Agent has established and shall maintain deposit account
number [     ] (including all subaccounts thereof) for the benefit of the
Collateral Agent (such account being called the "COLLECTION DEPOSIT ACCOUNT"). The Collection Deposit Account shall be designated with the title "JPMorgan Chase Bank, as Collateral Agent under the US Collateral and Guaranty

Agreement dated as of November 28, 2001" (or a similar title). Subject to the Sub-Agent's Terms for Remittance Banking (Lockbox) Services attached hereto as Exhibit A, to the extent that the terms thereof relate to procedures or fees and to the extent not inconsistent with the terms hereof, all payments received by
the Sub-Agent in Lockbox Number [    ] and [     ] or any replacements in
respect thereof (the "LOCKBOXES") shall be promptly deposited in the Collection Deposit Account and shall not be commingled with other funds. All funds at any time on deposit in the Collection Deposit Account shall be held by the Sub-Agent for application in accordance with the terms of this Agreement. The Sub-Agent agrees to give the Collateral Agent and the applicable Grantor prompt notice if the Collection Deposit Account shall become subject to any writ, judgment, warrant of attachment, execution or similar process. As security for the payment and performance of the Obligations, the Grantor hereby confirms and pledges, assigns and transfers to the Collateral Agent, and hereby creates and grants to the Collateral Agent, a security interest in the Collection Deposit Account, all property and assets held therein and all Proceeds thereof.

          3. The Collection Deposit Account shall be under the sole dominion and control of the Collateral Agent, who shall possess all right, title and interest in all of the items from time to time in the Collection Deposit Account and their Proceeds. The Sub-Agent shall be the Collateral Agent's agent for the purpose of holding and collecting such items and their Proceeds. Neither the Grantor nor any Person or entity claiming by, through or under the Grantor shall have any right, title or interest in, or control over the use of, or any right to withdraw any amount from, the Collection Deposit Account, except that the Collateral Agent shall have the right to withdraw amounts from the Collection Deposit Account. The Sub-Agent shall be entitled to rely on, and shall act in accordance with, all instructions given to it by the Collateral Agent with respect to the Collection Deposit Account. The Collateral Agent shall have the sole power to agree with the Sub-Agent as to specifications for Lockbox services.

          4. Upon receipt of written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) from the Collateral Agent, the Sub-Agent shall, if so directed in such notice (subject to the Sub-Agent's right to request that the Collateral Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate documentation), promptly transmit or deliver to the Collateral Agent at the office specified in paragraph 12 hereof (or such other office as the Collateral Agent shall specify) (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (PROVIDED that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal), (b) all checks, drafts and other instruments for the payment of money received in the Lockboxes and in the possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account and
(c) any checks, drafts and other instruments for the payment of money received in the Lockboxes by the Sub-Agent after such notice, in whatever form received, PROVIDED that the Sub-Agent may retain a reasonable reserve in a separate deposit account with the Sub-Agent in respect of unpaid fees and amounts that may be subject to collection.

          5. The Sub-Agent is hereby instructed and authorized to transfer by wire transfer or Automated Clearing House ("ACH") from the Collection Deposit Account all funds that are from time to time deposited or otherwise credited to such account (after such funds become available to the Sub-Agent, either through the Federal Reserve System or other clearing mechanism used by the Sub-Agent's branch and to the extent such funds exceed $1,000), to such account as the Collateral Agent may from time to time direct, PROVIDED that, unless the Collateral Agent otherwise instructs, no such transfer shall be required if such transfer would result in the transfer of an amount less than $1,000. Unless otherwise directed by the Collateral Agent, such funds shall be transferred on each Business Day by wire transfer or ACH and shall be identified as follows:

          JPMorgan Chase Bank
          ABA Number
          For credit to JPMorgan Chase Bank,
            New York, NY 10017
          Account Number
          Re:  [        ] Cash Collateral Account

          These transfer instructions and authorizations may not be amended, altered or revoked by the Grantor without the prior written consent of the Collateral Agent. The Collateral Agent, however, shall have the right to amend or revoke these transfer instructions and authorizations at any time without the consent of the Grantor.

          6. The Sub-Agent shall furnish the Collateral Agent and the applicable Grantor with monthly statements setting forth the amounts deposited in the Collection Deposit Account and all transfers and withdrawals therefrom, and shall furnish such other information at such times as shall be reasonably requested by the Collateral Agent.

          7. The fees for the services of the Sub-Agent shall be mutually agreed upon between the Grantor and the Sub-Agent and shall be the obligation of the Grantor; PROVIDED, HOWEVER, that, notwithstanding the terms of any agreement under which the Collection Deposit Account shall have been established with the Sub-Agent, the Grantor and the Sub-Agent agree not to terminate such Collection Deposit Account for any reason (including the failure of the Grantor to pay such fees) for so long as this Agreement shall remain in effect (it being understood that the foregoing shall not be construed to prohibit the resignation of the Sub-Agent in accordance with paragraph 9 below). Neither the Collateral Agent nor the Secured Parties shall have any liability for the payment of any such fees. The Sub-Agent may perform any of its duties hereunder by or through its agents, officers or employees.

          8. The Sub-Agent hereby represents and warrants that (a) it is a banking corporation duly organized, validly existing and in good standing under
the laws of [      ] and has full corporate power and authority under such laws to execute, deliver and perform its obligations under this Agreement and (b) the execution, delivery and performance of this Agreement by the Sub-Agent have been duly and effectively authorized by all necessary corporate action and this Agreement has been duly executed and delivered by the Sub-Agent and constitutes a valid and binding obligation of the Sub-Agent enforceable in accordance with its terms.

          9. The Sub-Agent may resign at any time as Sub-Agent hereunder by delivery to the Collateral Agent and the applicable Grantor of written notice of resignation not less than thirty days prior to the effective date of such resignation. The Sub-Agent may be removed by the Collateral Agent at any time, with or without cause, by written, telecopy or telephonic notice (which, in the case of telephonic notice, shall be promptly confirmed in writing or by telecopy) of removal delivered to the Sub-Agent and the applicable Grantor. Upon receipt of such notice of removal, or delivery of such notice of resignation, the Sub-Agent shall (subject to the Sub-Agent's right to request that the Collateral Agent furnish, in form satisfactory to the Sub-Agent, signature cards and/or other appropriate documentation), promptly transmit or deliver to the Collateral Agent at the office specified in paragraph 12 (or such other office as the Collateral Agent shall specify (a) all funds, if any, then on deposit in, or otherwise to the credit of, the Collection Deposit Account (PROVIDED that funds on deposit that are subject to collection may be transmitted promptly upon availability for withdrawal), (b) all checks, drafts and other instruments for the payment of money received in the Lockboxes and in the possession of the Sub-Agent, without depositing such checks, drafts or other instruments in the Collection Deposit Account or any other account, and (c) any checks, drafts and other instruments for the payment of money received in the Lockboxes by the Sub-Agent after such notice, in whatever form received.

          10. The Grantor consents to the appointment of the Sub-Agent and agrees that the Sub-Agent shall incur no liability to the Grantor as a result of any action taken pursuant to an instruction given by the Collateral Agent in accordance with the provisions of this Agreement. The Grantor agrees to indemnify and defend the Sub-Agent against any loss, liability, claim or expense (including reasonable attorneys' fees) arising from the Sub-Agent's entry into this Agreement and actions taken hereunder, except to the extent resulting from the Sub-Agent's gross negligence or willful misconduct.

          11. The term of this Agreement shall extend from the date hereof until the earlier of (a) the date on which the Sub-Agent has been notified in writing by the Collateral Agent that the Sub-Agent has no further duties under this Agreement and (b) the date of termination specified in the notice of removal given by the Collateral Agent, or notice of resignation given by the Sub-Agent, as the case may be, pursuant to paragraph 9. The obligations of the Sub-Agent contained in the last sentence of paragraph 9 and in paragraph 15, and the obligations of the Grantor contained in paragraphs 7 and 10, shall survive the termination of this Agreement.

          12. All notices and communications hereunder shall be in writing and shall be delivered by hand or by courier service, mailed by certified or registered mail or sent by telecopy (except where telephonic instructions or notices are authorized herein) and shall be effective on the day on which received (a) in the case of the Collateral Agent, to JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, Attention of [Collateral Monitoring
Department], (b) in the case of the Sub-Agent, addressed to [        ],
Attention of [     ] and (c) in the case of any Grantor, addressed as set forth below the name of such Grantor on the signature page hereto. For purposes of this Agreement, any officer of the Collateral Agent shall be authorized to act, and to give instructions and notices, on behalf of the Collateral Agent hereunder.

          13. The Sub-Agent will not assign or transfer any of its rights or obligations hereunder (other than to the Collateral Agent) without the prior written consent of the other parties hereto, and any such attempted assignment or transfer shall be void.

          14. Except as provided in paragraph 5 above, this Agreement may be amended only by a written instrument executed by the Collateral Agent, the Sub-Agent and the Grantor, acting by their duly authorized representative officers.

          15. Except as otherwise provided in the Credit Agreement with respect to rights of set off available to the Sub-Agent in its capacity as a Lender (if and so long as the Sub-Agent is a Lender thereunder), the Sub-Agent hereby irrevocably waives any right to set off against, or otherwise deduct from, any funds held in the Collection Deposit Account and all items (and Proceeds thereof) that come into its possession in connection with the Collection Deposit Account any indebtedness or other claim owed by the Grantor or any affiliate thereof to the Sub-Agent; PROVIDED, HOWEVER, that this paragraph shall not limit the ability of the Sub-Agent to, and the Sub-Agent may, (a) exercise any right to set off against, or otherwise deduct from, any such funds to the extent necessary for the Sub-Agent to collect any fees owed to it by the Grantor in connection with the Collection Deposit Account, (b) charge back and net against the Collection Deposit Account any returned or dishonored items or other adjustments in accordance with the Sub Agent's usual practices and (c) (i) establish the reserves contemplated in paragraph 4 in respect of unpaid fees and amounts that may be subject to collection and (ii) transfer funds in respect of such reserves from the Collection Deposit Account to the separate deposit account with the Sub-Agent as contemplated in paragraph 4.

          16. This Agreement shall inure to the benefit of and be binding upon the Collateral Agent, the Sub-Agent, the Grantor and their respective permitted successors and assigns.

          17. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          18. EXCEPT TO THE EXTENT THE LAWS OF THE STATE OF [      ] GOVERN THE
COLLECTION DEPOSIT ACCOUNT, THIS

AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          19. The Sub-Agent shall be an independent contractor. This Agreement does not give rise to any partnership, joint venture or fiduciary relationship.

          20. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                        [Name of Grantor],

                                        by
                                           --------------------------------
                                           Name:
                                           Title:
                                           Address:


                                        JPMORGAN CHASE BANK,
                                        as Collateral Agent,

                                        by
                                           --------------------------------
                                           Name:
                                           Title:
                                           Address:

                                        [Sub-Agent],

                                        by

                                           --------------------------------
                                           Name:
                                           Title:
                                           Address: